Exhibit 10.1(d)
AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT
     THIS AMENDMENT NO. 4 (this “Amendment”) to the Employment Agreement, by and among MAPCO Express, Inc., (“Employer”), Delek US Holdings, Inc. (“Delek US”) and Uzi Yemin (“Employee”), entered into and effective as of May 1, 2004, and amended effective as of September 15, 2005, February 1, 2006 and April 17, 2006 (the “Employment Agreement”), is dated as of November 13, 2006.
     WHEREAS, Employee, Employer and Delek US are parties to the Employment Agreement; and
     WHEREAS, Employee, Employer and Delek US desire to delete the provision in the Employment Agreement granting Employer a right of first refusal in the event that Employee seeks to sell to a third party in a bona fide sale transaction all or any portion of the shares of Delek US common stock issuable upon the exercise of the share purchase rights granted to Employee pursuant to the Agreement.
     NOW THEREFORE, in consideration of the mutual promises set forth in this Amendment and intending to be legally bound, Employee, Employer and Delek US agree as follows:
     1. The Employment Agreement is hereby amended by deleting the text of Section 4(a)(7) in its entirety.
     2. This Amendment to the Employment Agreement shall have effect as of the date hereof.
     3. Except as otherwise provided herein, the Employment Agreement shall continue unchanged and in full force and effect.
     4. This Amendment may be executed in counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 to Employment Agreement as of the date first above written.

MAPCO EXPRESS, INC.

By:	/s/ Tony McLarty
	Name:	Tony McLarty
	Title:	V.P. of Human Resources

By:	/s/ Kent Thomas
	Name:	Kent Thomas
	Title:	General Counsel

DELEK US HOLDINGS, INC.
By:	/s/ Tony McLarty
	Name:	Tony McLarty
	Title:	V.P. of Human Resources

By:	/s/ Kent Thomas
	Name:	Kent Thomas
	Title:	General Counsel

/s/ Uzi Yemin
Uzi Yemin